Exhibit 99.2

Colfax™

Allweiler · Fairmount Automation · Houttuin · Imo Pump · LSC Lubrication Systems Company · Portland Valve · Tushaco Pumps · Warren Pumps · Zenith Pumps

2Q 2009 Earnings Call

August 4, 2009

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts.  Forward-
looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and
Exchange Commission as well as its Annual Report on Form 10-K under the caption “Risk Factors”.  In addition, these statements are based on a number of assumptions that are subject to change.  This presentation speaks only as of this date.  Colfax disclaims any duty to update the information herein.

Forward-Looking Statements

Adjusted net income of $8.5 million (20 cents per share) compared to $13.9 million (32 cents per share) in Q2 2008, including negative currency effects of 4 cents per share

Net sales of $129.2 million compared to $161.4 million in Q2 2008, a decrease of 20.0%
(organic decline of 10.2%)

Adjusted operating income of $14.3 million compared to $23.6 million in Q2 2008, including negative currency effects of $2.3 million

Adjusted EBITDA of $17.8 million compared to $27.5 million in Q2 2008, including negative currency effects of $2.6 million

Second quarter orders of $104.1 million compared to $188.8 in Q2 2008, a decrease of
44.9% (organic decline of 38.3%)

Backlog of $292.3 million

Q2 2009 Highlights

Lower Results for Q2 2009

Organic sales down 10% year over year, down 8% sequentially

Results impacted by reduced OEM demand and push-out of project deliveries

Organic sales increased in commercial marine (up 7%) and global navy (up 26%)

Global Business Conditions Continued to Weaken in Q2

Organic orders declined 38% year-over-year, down 17% sequentially

Decline driven by commercial marine (down 54%) and general industrial (down 44%)

        Decline in commercial marine orders includes cancellations of $9 million

        Weakness in most general industrial submarkets including chemical, distribution, machinery support and building products

Q2 2009 Highlights Continued

YTD 2009 Highlights

Adjusted net income of $18.9 million (44 cents per share) compared to $24 million (55 cents per share) in 2008, including negative currency effects of 9 cents per share

Net sales of $265.5 million compared to $292.1 million in 2008, a decrease of 9.1%
(organic growth of 2.4%)

Adjusted operating income of $31.4 million compared to $41.9 million in 2008, including negative currency effects of $5.6 million

Adjusted EBITDA of $38.3 million compared to $49.5 million in 2008, including negative currency effects of $6.2 million

Orders of $224.9 million compared to $369.1 million in 2008, a decrease of 39.1%
(organic decline of 32.0%)

Continuing to rightsize to align capacity with demand

Major actions since the beginning of the year:

Reduced temporary, contract and full-time employees (approximately 150 associates)

Implemented furlough programs in Germany (approximately 628 associates, 100 full-time equivalents)

Closed facility in Aberdeen, NC

Announced closing of Sanford, NC facility

Expect savings of about $13 million in 2009, including furlough-related savings

Expect restructuring expenses of about $4 million in 2009 for activities announced to date

Additional restructuring anticipated as year progresses

Will remain agile and respond as conditions warrant

CBS activity continues in all areas

Profit Protection Plan Update

2009

YTD

2008

YTD

-

Q2 2009

Q2 2008

$300.0

$200.0

$100.0

$0.0

$265.5

$292.1

$129.2

$161.4

14.4%

16.9%

13.8%

17.0%

% Margin

(20.0)%

(9.8)%

(10.2)%

(9.1)%

--

--

Total Growth (Decline)

(11.5)%

--

--

FX Translation

2.4%

--

--

Existing Businesses

Revenue and Adjusted EBITDA

(1) Refer to Appendix for Non-GAAP reconciliation.

__________________

Note: Dollars in millions.

Revenue

Adjusted EBITDA (1)

$27.5

$17.8

$49.5

$38.3

$0.0

$10.0

$20.0

$30.0

$40.0

$50.0

Q2 2008

Q2 2009

-

YTD

2008

YTD

2009

____________________

Note: Dollars in millions.

YTD 2009

YTD 2008

Q2 2009

Q2 2008

$400.0

$300.0

$200.0

$100.0

$0.0

$224.9

$369.1

$104.1

$188.8

Orders

Backlog

Orders and Backlog

(39.1)%

--

(44.9)%

Total Growth

(7.0)%

--

(6.6)%

--

FX Translation

(32.0)%

--

(38.3)%

--

Existing
Businesses

$292.8

$353.6

$384.0

$383.1

$337.3

$305.6

$292.3

$0.0

$100.0

$200.0

$300.0

$400.0

Q4 2007

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Q2 2009 Sales and Orders by End Market

(38)%

(45)%

Total

(44)%

(50)%

General Industrial

(24)%

(26)%

Global Navy

(25)%

(33)%

Power Generation

(16)%

(21)%

Oil & Gas

Commercial Marine

(54)%

(62)%

Organic Growth

Total Growth

Orders: $104.1 million

Sales: $129.2 million

8%

Global Navy

34%

Industrial

General

27%

Marine

Commercial

17%

Oil & Gas

14%

Generation

Power

(10)%

(20)%

Total

(23)%

(32)%

General Industrial

26%

22%

Global Navy

(25)%

(31)%

Power Generation

1%

(3)%

Oil & Gas

Commercial Marine

7%

(12)%

Organic Growth

Total Growth

Commercial

Marine

19%

Oil & Gas

23%

Power

Generation

15%

Global Navy

9%

General

Industrial

34%

2009 YTD Sales and Orders by End Market

(32)%

(39)%

Total

(36)%

(43)%

General Industrial

21%

19%

Global Navy

(18)%

(27)%

Power Generation

(4)%

(9)%

Oil & Gas

Commercial Marine

(56)%

(63)%

Organic Growth

Total Growth

Orders: $224.9 million

Sales: $265.5 million

7%

Global Navy

14%

Generation

Power

16%

Oil & Gas

35%

Industrial

General

28%

Marine

Commercial

2%

(9)%

Total

(13)%

(23)%

General Industrial

29%

25%

Global Navy

(6)%

(15)%

Power Generation

10%

5%

Oil & Gas

Commercial Marine

24%

3%

Organic Growth

Total Growth

Power

Generation

15%

Oil & Gas

19%

Commercial

Marine

19%

General

Industrial

34%

Global Navy

13%

Strong balance sheet

Debt to adjusted EBITDA = 1

Debt of $94 million, principal payments of $5 million in 2009, matures in 2013

Cash = $38 million

$136 million available on revolver

Strong cash flow

Adjusted EBITDA (LTM) of $94 million

Strong Financial Condition

Refer to Appendix for Non-GAAP reconciliation.

__________________

Note: Dollars in millions.

Income Statement Summary

Three Months Ended

Delta

7/3/2009

6/27/2008

$

%

Orders

$                104.1

$                188.8

$   (84.7)

(44.9)%

Sales

$                129.2

$                161.4

$   (32.2)

(20.0)%

Gross Profit

$                  44.6

$                  56.8

$   (12.2)

(21.5)%

   % of Sales

34.5%

35.2%

Adjusted SG&A Expenses

$                  28.6

$                  31.6

$     (3.1)

(9.7)%

R&D Expense

1.7

1.6

0.1

6.9%

Operating Expenses

$                  30.3

$                  33.2

$     (3.0)

(8.9)%

   % of Sales

23.4%

20.6%

Adjusted Operating Income

$                  14.3

$                  23.6

$     (9.3)

(39.4)%

   % of Sales

11.1%

14.6%

Adjusted EBITDA

$                  17.8

$                  27.5

$     (9.7)

(35.2)%

   % of Sales

13.8%

17.0%

Adjusted Net Income

$                    8.5

$                  13.9

$     (5.4)

(38.8)%

   % of Sales

6.6%

8.6%

Income Statement Summary

Refer to Appendix for Non-GAAP reconciliation.

__________________

Note: Dollars in millions.

Delta

7/3/2009

6/27/2008

$

%

Orders

$                224.9

$                369.1

$ (144.2)

(39.1)%

Sales

$                265.5

$                292.1

$   (26.6)

(9.1)%

Gross Profit

$                  92.6

$                105.0

$   (12.4)

(11.8)%

   % of Sales

34.9%

35.9%

Adjusted SG&A Expense

$                  58.1

$                  60.2

$     (2.0)

(3.4)%

R&D Expense

3.1

3.0

0.1

4.6%

Operating Expenses

$                  61.2

$                  63.1

$     (1.9)

(3.0)%

   % of Sales

23.1%

21.6%

Adjusted Operating Income

$                  31.4

$                  41.9

$   (10.5)

(25.0)%

   % of Sales

11.8%

14.3%

Adusted EBITDA

$                  38.3

$                  49.5

$   (11.2)

(22.7)%

   % of Sales

14.4%

16.9%

Adjusted Net Income

$                  18.9

$                  24.0

$     (5.2)

(21.5)%

   % of Sales

7.1%

8.2%

Six Months Ended

____________________

Note: Dollars in millions.

Statement of Cash Flows Summary

7/3/2009

6/27/2008

Net income (loss)

11.2

$

(24.6)

$

Non-cash expenses

7.7

4.3

Change in working capital and accrued liabilities

(5.9)

(32.8)

Other

4.9

(3.9)

Total Operating Activities

17.9

$

(57.0)

$

Capital expenditures

(5.9)

$

(9.1)

$

Other

0.1

0.1

Total Investing Activities

(5.8)

$

(9.0)

$

Repayments of borrowings

(2.5)

$

(106.5)

$

Proceeds from IPO, net of offering costs

-

193.0

Dividends paid to preferred shareholders

-

(38.5)

Other

(0.4)

(3.1)

Total Financing Activities

(2.9)

$

44.9

$

Effect of exchange rates on cash

-

0.1

Increase (decrease) in cash

9.2

(21.0)

Cash, beginning of period

28.8

48.1

Cash, end of period

38.0

$

27.1

$

Six Months Ended

2009 Outlook Summary

$530 million

to

$515 million

2009 Total

(8)%

to

(6)%

2009 Organic growth (1)

Revenue Range

$1.00

to

$0.93

2009 Adjusted net income per share (2)

$0.64

to

$0.57

2009 Net income per share

EPS Range

(1)  Excludes impact of foreign exchange rate fluctuations

(2)  Excludes impact of asbestos coverage litigation, asbestos liability and defense costs, and restructuring and other related charges

(See Appendix for Non-GAAP reconciliation)

$2.5 million

Incremental public company costs

43.3 million

Outstanding shares

$8 million

Interest expense

32%

Tax rate

$1.41

Euro

$7 million

Asbestos liability and defense costs

$12 million

Asbestos coverage litigation

Assumptions

NOTE: Guidance as of 8/4/09

Well Positioned for the Future

Leading Brand Names
Generating Aftermarket

Sales and Services

Experienced Management
Team in Place to Grow
Organically and Through
Strategic Acquisitions

Global Leader in Specialty
Fluid Handling Products

Proven Application

Expertise in Solving

Critical Customer Needs

Serving Fast

Growing Infrastructure

Driven End Markets

CBS-Driven Culture Focused
on Profitable Sales Growth

Appendix

Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs (income) and asbestos coverage litigation expenses, certain legacy legal charges, certain due diligence costs, restructuring and other related charges as well as one time initial public offering-related costs to the extent they impact the periods presented. Adjusted selling, general and administrative expenses exclude legacy legal adjustments.  Adjusted net income also reflects interest expense as if the initial public offering (IPO) had occurred at the beginning of 2007 and presents income taxes at an effective tax rate of 32% in 2009 and 34%
in 2008. Adjusted net income per share in 2008 assumes the 44,006,026 shares outstanding at the closing of the IPO to be outstanding since January 1, 2007. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs.  Organic sales growth (decline) and organic order growth
(decline) exclude the impact of foreign exchange rate fluctuations.  These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of changes in our capital structure and asset base, non-recurring items such as IPO-related costs, legacy asbestos issues (except in the case of EBITDA) and items outside the control of its operating management team.

Sales and order information by end market are estimates.  We periodically update our customer groupings in order to refine these estimates.  During 2009, reclassifications of previously reported amounts were made to conform to current period presentation.  No changes have been made to total sales or orders.

Disclaimer

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

July 3, 2009

June 27, 2008

July 3, 2009

June 27, 2008

EBITDA

Net income (loss)

4,366

$

(31,399)

$

11,227

$

(24,601)

$

Interest expense

1,786

3,236

3,632

7,733

Provision (benefit) for income taxes

2,142

(12,679)

5,245

(9,101)

Depreciation and amortization

3,538

3,955

6,911

7,650

EBITDA

11,832

$

(36,887)

$

27,015

$

(18,319)

$

EBITDA margin

9.2%

(22.9)%

10.2%

(6.3)%

Adjusted EBITDA

Net income (loss)

4,366

$

(31,399)

$

11,227

$

(24,601)

$

Interest expense

1,786

3,236

3,632

7,733

Provision for income taxes

2,142

(12,679)

5,245

(9,101)

Depreciation and amortization

3,538

3,955

6,911

7,650

Restructuring and other related charges

486

-

1,147

-

IPO-related costs

-

57,017

-

57,017

Legacy legal adjustment

-

4,131

-

4,131

Asbestos liability and defense costs (income)

1,482

(715)

3,127

(437)

Asbestos coverage litigation expense

4,027

3,970

6,993

7,109

Adjusted EBITDA

17,827

$

27,516

$

38,282

$

49,501

$

Adjusted EBITDA margin

13.8%

17.0%

14.4%

16.9%

Three Months Ended

Six Months Ended

____________________

Note: Dollars in thousands, except per share amounts.

Non-GAAP Reconciliation

July 3, 2009

June 27, 2008

July 3, 2009

June 27, 2008

Adjusted Net Income and Adjusted Earnings per Share

Net income (loss)

4,366

$

(31,399)

$

11,227

$

(24,601)

$

Restructuring and other related charges

486

-

1,147

-

IPO-related costs

-

57,017

-

57,017

Legacy legal adjustment

-

4,131

-

4,131

Asbestos liability and defense costs

1,482

(715)

3,127

(437)

Asbestos coverage litigation expense

4,027

3,970

6,993

7,109

Interest adjustment to effect IPO at beginning of period

-

725

-

2,302

Tax adjustment to effective rate of 32% and 34%, respectively

(1,859)

(19,836)

(3,631)

(21,484)

Adjusted net income

8,502

$

13,893

$

18,863

$

24,037

$

Adjusted net income margin

6.6%

8.6%

7.1%

8.2%

Weighted average shares outstanding - diluted

43,245,990

-

43,237,856

-

Shares outstanding at closing of IPO

-

44,006,026

-

44,006,026

Adjusted net income per share

0.20

$

0.32

$

0.44

$

0.55

$

Net income per share-basic

    and diluted in accordance with GAAP

0.10

$

(1.01)

$

0.26

$

(0.99)

$

Adjusted Operating Income

Operating income (loss)

8,294

$

(40,842)

$

20,104

$

(25,969)

$

Restructuring and other related charges

486

-

1,147

-

IPO-related costs

-

57,017

-

57,017

Legacy legal adjustment

-

4,131

-

4,131

Asbestos liability and defense costs

1,482

(715)

3,127

(437)

Asbestos coverage litigation expense

4,027

3,970

6,993

7,109

Adjusted operating income

14,289

$

23,561

$

31,371

$

41,851

$

Adjusted operating income margin

11.1%

14.6%

11.8%

14.3%

Three Months Ended

Six Months Ended

____________________

Note: Dollars in millions.

Sales & Order Growth

$

%

$

%

Three Months Ended June 27, 2008

161.4

$

188.8

$

Components of Growth:

Existing Businesses

(16.4)

(10.2)%

(72.3)

(38.3)%

Foreign Currency Translation

(15.8)

(9.8)%

(12.4)

(6.6)%

Total Growth

(32.2)

(20.0)%

(84.7)

(44.9)%

Three Months Ended July 3, 2009

129.2

$

104.1

$

Backlog

at

$

%

$

%

Period

End

Six Months Ended June 27, 2008

292.1

$

369.1

$

384.0

$

Components of Growth:

Existing Businesses

7.0

2.4%

(118.2)

(32.0)%

(63.8)

(16.6)%

Foreign Currency Translation

(33.6)

(11.5)%

(26.0)

(7.0)%

(27.9)

(7.3)%

Total Growth

(26.6)

(9.1)%

(144.2)

(39.1)%

(91.7)

(23.9)%

Six Months Ended July 3, 2009

265.5

$

224.9

$

292.3

$

Sales

Orders

Sales

Orders

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

July 3, 2009

June 27, 2008

July 3, 2009

June 27, 2008

Adjusted SG&A Expense

Selling, general and administrative expenses

28,586

$

35,776

$

58,112

$

64,283

$

Legacy legal adjustment

-

4,131

-

4,131

Adjusted selling, general and administrative expenses

28,586

$

31,645

$

58,112

$

60,152

$

22.1%

19.6%

21.9%

20.6%

Three Months Ended

Six Months Ended

Non-GAAP Reconciliation

Projected net income per share - fully diluted

$        0.57

$        0.64

Actual first half restructuring and other related charges

           0.02

           0.02

Estimated second half restructuring and other related charges

           0.04

           0.04

Asbestos coverage litigation

           0.19

           0.19

Asbestos liability and defense costs

           0.11

           0.11

Projected adjusted net income per share - fully diluted

$        0.93

$        1.00

EPS Range

Reconciliation of Projected 2009 Net Income Per Share to Adjusted Net Income Per Share

Amounts in Dollars

(unaudited)